Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

	2023	2022

Net income attributable to common shareholders (millions of dollars)	1,085	1,050

Weighted-average number of shares
Basic	598,986,584	598,616,561
Effect of dilutive stock-based compensation plans	1,539,983	1,971,291
Diluted	600,526,567	600,587,852

EPS
Basic	$1.81	$1.75
Diluted	$1.81	$1.75